UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 11, 2008

HYDRON TECHNOLOGIES, INC.

(Exact name of registrant as specified in charter)

New York	0-6333	13-1574215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 34th Street N, Suite F,

Saint Petersburg, Florida 33714

(Address of principal executive offices)

(727) 342-5050

(Registrant’s telephone number, including area code)

Copy to:

Robert C. Brighton, Jr., Esq.

Ruden McClosky Smith Schuster & Russell, P.A.

200 East Broward Boulevard

Fort Lauderdale, FL 33301

Phone: (954) 527-2473

Fax: (954) 333-4073

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement; and

Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 11, 2008, Hydron Technologies, Inc., a New York corporation (the “Company”), entered into certain agreements with Brand Builders International, LLC, a Delaware limited liability company (“Harezi”), relating to a joint venture between the Company and Harezi to be formed as Brand Builders Rx, LLC, a Delaware limited liability company (the “Joint Venture”). The Joint Venture was formed for the purpose of designing, marketing, selling, and managing certain technologies and products including, but not limited to, those contributed by the Company.

The terms of the Joint Venture’s business and contractual relationship are governed by the following agreements, all of which are dated and effective as of October 1, 2008: (i) Capital Contribution and Joint Venture Agreement (the “Contribution Agreement”); (ii) Assignment and Assumption Agreement (the “Assignment Agreement”); (iii) License Agreement; (iv) Limited Liability Company Agreement (“LLC Agreement”); (v) Buy-Sell Agreement; and (vi) Management Services Agreement (collectively, the “Joint Venture Documents”).

Pursuant to the Capital Contribution Agreement, the Company has agreed to contribute Two Hundred Thousand Dollars ($200,000) in cash and assign substantially all of its assets, other than certain excluded assets provided therein, and license or sublicense certain rights to the Company’s intellectual property, subject to performance and payment obligations of the Joint Venture and to the terms of the License Agreement entered into between the Company and the Joint Venture. The Company assigned such assets to the Joint Venture pursuant to the Assignment Agreement.

As contemplated by the Joint Venture Documents and discussed with Harezi, Harezi will contribute cash, financing, a new headquarters, marketing expertise, including public relations, filming of television commercials, print media production and the building of a domestic and international sales force. The initial value of the Harezi contributions are estimated to be between Five Hundred Thousand ($500,000) and One Million Dollars ($1,000,000).

Pursuant to the Company’s LLC Agreement, the Company and Harezi each own a fifty percent (50%) member interest in the Joint Venture. The Joint Venture is managed by its board of managers composed of four (4) managers, three of which were appointed by Harezi and one of which was appointed by the Company. The Company initially appointed Richard Banakus, the Company’s Chairman and Interim President, as its initial manager. Certain major decisions will require the unanimous approval of the Joint Venture’s board of managers.

The Management Services Agreement between the Joint Venture and the Company entitles Harezi to a management fee in exchange for Harezi’s marketing, administrative and management services. The management fee is equal to an additional percent (10%) of the total amount of distribututions made to the members of the Joint Venture, other than distributions made for the purpose of paying taxes.

The Company and Harezi entered into a Buy-Sell Agreement providing for restrictions on transfer of its respective member interests in the Joint Venture, including rights of first refusal, come-along rights and drag-along rights.

The foregoing description of the Joint Venture Documents does not purport to be complete and is qualified in its entirety by the terms of the Joint Venture Documents filed as Exhibits 10.1-10.6 with this Current Report on Form 8-K and incorporated herein by reference.

On November 11, 2008 the Company issued a press release in connection with the Joint Venture. A copy of the press release is attached as Exhibit 10.7 to this Current Report on Form 8-K and is incorporated by reference.

Item 1.01 Entry into a Material Definitive Agreement;
Item 1.02 Termination of Material Definitive Agreement;
Item 3.02 Unregistered Sales of Equity Sercuities.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 11, 2008, David Pollock notified the Company’s board of directors of his decision to resign as the Company’s Chief Executive Officer and as a member of the board of directors in order to avoid any potential conflicts of interest that may occur as a result of Mr. Pollock’s significant role in the Joint Venture. A copy of Mr. Pollock’s resignation is attached as Exhibit 10.8 to this Current Report on 8-K and is incorporated by reference.

The Company and Mr. Pollock agreed to cancel the options to acquire 400,000 shares of common stock of the Company granted to Mr. Pollock under the terms of the 2003 Hydron 2003 Stock Plan (the “Plan”) and to the grant to Mr. Pollock an option to acquire 400,000 shares of common stock of the Company on the terms and subject to the conditions of the Plan in consideration of the cancellation of the existing options and the agreement by Mr. Pollock to provide certain consulting services to the Company on such terms as the Company and Mr. Pollock may mutually agree.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits

Please see the Exhibit Index following the Signature Page for the Exhibits included with this Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYDRON TECHNOLOGIES, INC.

BY:	/s/ RICHARD BANAKUS

Richard Banakus

Chairman and Interim President

Dated: November 17, 2008

EXHIBIT INDEX

Exhibit No.	Description of Document

10.1	Capital Contribution and Joint Venture Agreement, dated October 1, 2008, by and between Hydron Technologies and Brand Builders Rx, LLC.

10.2	Assignment and Assumption Agreement, dated October 1, 2008, by and between Hydron Technologies and Brand Builders Rx, LLC.

10.3	License Agreement, dated October 1, 2008, by and between Hydron Technologies and Brand Builders Rx, LLC.

10.4	Limited Liability Company Agreement of Brand Builders Rx, LLC, dated October 1, 2008, by and between Hydron Technologies and Brand Builders International, LLC.

10.5	Buy-Sell Agreement, dated October 1, 2008, by and among Hydron Technologies, Brand Builders International, LLC and Brand Builders Rx, LLC.

10.6	Management Services Agreement, dated October 1, 2008, by and between Brand Builders International, LLC and Brand Builders Rx, LLC.

17	David Pollock’s Resignation, dated November 11, 2008.

99	Hydron Technologies Press Release, dated November 11, 2008.